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EXHIBIT 10.4

THIRD AMENDMENT

        THIS THIRD AMENDMENT (this "Amendment") dated as of February 28, 2002 is to the Credit Agreement (the "Credit Agreement") dated as of March 17, 2000 among TETRA TECH, INC. (the "Company"), various financial institutions and BANK OF AMERICA, N.A., as administrative agent (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

        WHEREAS, the parties hereto have entered into the Credit Agreement which provides for the Banks to make Loans to, and to issue Letters of Credit for the account of, the Company from time to time; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

        NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

        SECTION 1    AMENDMENT.    Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section 10.12 of the Credit Agreement shall be amended in its entirety to read as follows:

          10.12    Asset Dispositions.    Not, and not permit any Subsidiary to, sell, transfer, convey, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, any of its assets, or sell, assign, pledge or otherwise transfer any receivables, contract rights, general intangibles, chattel paper or instruments, with or without recourse, except for (a) dispositions of inventory or obsolete assets in the ordinary course of business consistent with past practices and (b) other dispositions of assets having an aggregate fair market value not exceeding $5,000,000 during the period from the Effective Date to the Termination Date, provided that no dispostion described in this clause (b) shall be made if an Event of Default or Unmatured Event of Default exists or would result therefrom.

        SECTION 2    REPRESENTATIONS AND WARRANTIES.    The Company represents and warrants to the Agent and the Banks that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, or any judgment, order or decree, which is binding upon the Company or any Subsidiary, and (c) this Amendment and the Amended Credit Agreement are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor's rights or by general principles of equity.

        SECTION 3    EFFECTIVENESS.    The amendment set forth in Section 1 shall become effective, as of the day and year first above written, on such date (the "Amendment Effective Date") that the Agent shall have received each of the following: (a) counterparts of this Amendment executed by the Company and the Required Banks; (b) a Confirmation in the form of Exhibit A hereto signed by the Company and each Subsidiary; and (c) such other documents as the Agent or any Bank may reasonably request.

        SECTION 4    MISCELLANEOUS.

        Section 4.1    Continuing Effectiveness, etc.    As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

        Section 4.2    Counterparts.    This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

        Section 4.3    Governing Law.    This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

        Section 4.4    Successors and Assigns.    This Amendment shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

        Section 4.5    Expenses.    The Company agrees to pay the reasonable costs and expenses of the Agent (including attorneys' fees) in connection with the preparation, execution and delivery of this Amendment.

        Delivered at Chicago, Illinois, as of the day and year first above written.

TETRA TECH, INC.
By:	/s/ RICHARD A. LEMMON
Name Printed: Richard A. Lemmon Title: Executive Vice President

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ KRISTINE THENNES
Name Printed: Kristine Thennes Title: Vice President

BANK OF AMERICA, N.A., as Swing Line Bank, Issuing and as a Bank
By:	/s/ JENNIFER L. GERDES
Name Printed: Jennifer L. Gerdes Title: Vice President

WELLS FARGO BANK, N.A., as Documentation Agent
By:	/s/ RANDALL J. REPP
Name Printed: Randall J. Repp Title: Vice President

HARRIS TRUST AND SAVINGS BANK, as Syndication Agent and as a Bank
By:

Title:

THE FUJI BANK, LIMITED
By:

Title:

U.S. BANK, NATIONAL ASSOCIATION (formerly known as Pacific Century Bank, N.A.)
By:	/s/ JOHN C. STIPANOV
Name Printed: John C. Stipanov Title: Vice President

EXHIBIT A

CONFIRMATION

Dated as of February 28, 2002

        Each of the undersigned hereby acknowledges and agrees to the foregoing Amendment and the Amended Credit Agreement and hereby confirms the continuing validity and enforceability of the Guaranty and the Security Agreement after giving effect thereto.

SCM CONSULTANTS, INC.
By:	/s/ RICHARD A. LEMMON
Title:
Secretary

TETRA TECH EM, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

WHALEN & COMPANY, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

TETRA TECH NUS, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

MFG, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

DEA CONSTRUCTION COMPANY, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

UTILITIES & C.C., INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

COSENTINI ASSOCIATES, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

EVERGREEN UTILITY CONTRACTORS, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

KCM, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

LC OF ILLINOIS, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

MCNAMEE, PORTER & SEELEY, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

MCNAMEE INDUSTRIAL SERVICES, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

PDR ENGINEERS, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

GEOTRANS, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

FHC, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

RIZZO ASSOCIATES, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

ROCKY MOUNTAIN CONSULTANTS, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

WILLIAMS, HATFIELD & STONER, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

EXPERT WIRELESS SOLUTIONS, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

DRAKE CONTRACTORS, INC.
By:	/s/ RICHARD A. LEMMON
Title:	Secretary

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EXHIBIT 10.4
THIRD AMENDMENT
EXHIBIT A